Exhibit 21.1
LIST OF SUBSIDIARIES
Enterprise Products Partners L.P.
as of September 24, 2009

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Enterprise Sub A LLC	Delaware	Enterprise Products Partners L.P. -- 100%
Enterprise Sub B LLC	Delaware	Enterprise Products Partners L.P. -- 100%
Acadian Gas, LLC	Delaware	Enterprise Products Operating LLC -- 34%
DEP Operating Partnership, L.P. -- 66%
Acadian Gas Pipeline System (1)	Delaware	TXO-Acadian Gas Pipeline, LLC -- 50%
MCN Acadian Gas Pipeline, LLC -- 50%
Adamana Land Company, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Arizona Gas Storage, L.L.C.	Delaware	Enterprise Arizona Gas, LLC -- 60%
Third Party -- 40%
Atlantis Offshore, LLC	Delaware	Manta Ray Gathering Company, L.L.C. -- 50%
Manta Ray Offshore Gathering
Company, L.L.C. -- 50%
Baton Rouge Fractionators LLC	Delaware	Enterprise Products Operating LLC -- 32.25%
Third Parties -- 67.75%
Baton Rouge Pipeline LLC	Delaware	Baton Rouge Fractionators LLC -- 100%
Baton Rouge Propylene Concentrator LLC	Delaware	Enterprise Products Operating LLC -- 30%
Third Parties -- 70%
Belle Rose NGL Pipeline, L.L.C.	Delaware	Enterprise NGL Pipelines, LLC -- 41.67%
Enterprise Products Operating LLC -- 58.33%
Belvieu Environmental Fuels GP, LLC	Texas	Enterprise Products Operating LLC -- 100%
Belvieu Environmental Fuels LLC	Texas	Enterprise Products Operating LLC -- 99%
Belvieu Environmental Fuels GP, LLC -- 1%
Cajun Pipeline Company, LLC	Texas	Enterprise Products Operating LLC -- 100%
Calcasieu Gas Gathering System (1)	Texas	TXO-Acadian Gas Pipeline, LLC -- 50%
MCN Acadian Gas Pipeline, LLC -- 50%
Cameron Highway Oil Pipeline Company (1)	Delaware	Cameron Highway Pipeline I, L.P. -- 50%
Third Party -- 50%
Cameron Highway Pipeline GP, L.L.C.	Delaware	Enterprise GTM Holdings L.P. -- 100%
Cameron Highway Pipeline I, L.P.	Delaware	Enterprise GTM Holdings L.P. -- 99%
Cameron Highway Pipeline GP, L.L.C. -- 1%
Canadian Enterprise Gas Products, Ltd (2)	Alberta, Canada	Enterprise Products Operating LLC -- 100%
Chama Gas Services, LLC	Delaware	Enterprise New Mexico Ventures, LLC -- 75%
Third Party -- 25%
Chunchula Pipeline Company, LLC	Texas	Enterprise Products Operating LLC -- 100%
Crystal Holding, L.L.C.	Delaware	Enterprise GTM Holdings L.P. -- 100%
Cypress Gas Marketing, LLC	Delaware	Acadian Gas, LLC -- 100%
Cypress Gas Pipeline, LLC	Delaware	Acadian Gas, LLC -- 100%
Deep Gulf Development, LLC	Delaware	Enterprise Offshore Development, LLC -- 90%
Third Party -- 10%
Deepwater Gateway, L.L.C.	Delaware	Enterprise Field Services, LLC -- 50%
Third Party - 50%
DEP Holdings, LLC	Delaware	Enterprise Products Operating LLC -- 100%
DEP Offshore Port System, LLC	Texas	DEP Operating Partnership, L.P. -- 100%
DEP OLPGP, LLC	Delaware	Duncan Energy Partners L.P. -- 100%
DEP Operating Partnership, L.P.	Delaware	Duncan Energy Partners L.P. -- 99.999%
DEP OLPGP, LLC -- 0.001%
Dixie Pipeline Company (2)	Delaware	E-Cypress, LLC -- 100%

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Duncan Energy Partners L.P.	Delaware	Enterprise GTM Holdings L.P. -- 58.83%
DEP Holdings, LLC -- 0.7%
DD Securities LLC -- 0.18%
EPCO Holdings, Inc. -- 0.17%
Dan L. Duncan -- 0.67%
Public -- 39.45%
E-Cypress, LLC	Delaware	Enterprise Products Operating LLC -- 100%
E-Oaktree, LLC	Delaware	E-Cypress, LLC -- 100%
Enterprise Alabama Intrastate, LLC	Delaware	Enterprise GTM Holdings L.P. -- 100%
Enterprise Arizona Gas, LLC	Delaware	Enterprise Field Services, LLC -- 100%
Enterprise Energy Finance Corporation (2)	Delaware	Enterprise GTM Holdings L.P. -- 100%
Enterprise Field Services, LLC	Delaware	Enterprise GTM Holdings L.P. -- 100%
Enterprise Fractionation, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Enterprise GC, L.P.	Delaware	Enterprise GTM Holdings L.P. -- 34%
Enterprise Holding III, LLC -- 66%
Enterprise GTMGP, LLC	Delaware	Enterprise Products GTM, LLC -- 100%
Enterprise GTM Hattiesburg Storage, LLC	Delaware	Crystal Holding, L.L.C. -- 100%
Enterprise GTM Holdings L.P.	Delaware	Enterprise Products Operating LLC -- 99%
Enterprise GTMGP, LLC -- 1%
Enterprise GTM Offshore Operating Company, LLC	Delaware	Enterprise GTM Holdings L.P. -- 100%
Enterprise Gas Liquids LLC	Texas	Enterprise Products Operating LLC -- 100%
Enterprise Gas Processing LLC	Delaware	Enterprise Products Operating LLC -- 100%
Enterprise Holding III, LLC	Delaware	Enterprise GTM Holdings L.P. -- 100%
Enterprise Hydrocarbons L.P.	Delaware	Enterprise Products Texas Operating LLC -- 99%
Enterprise Products Operating LLC -- 1%
Enterprise Intrastate L.P.	Delaware	Enterprise GTM Holdings L.P. -- 49%
Enterprise Holding III, LLC -- 51%
Enterprise Lou-Tex NGL Pipeline L.P.	Texas	Enterprise Products Operating LLC -- 99%
HSC Pipeline Partnership LLC -- 1%
Enterprise Lou-Tex Propylene Pipeline L.P.	Texas	Enterprise Products Operating LLC -- 33%
Propylene Pipeline Partnership, L.P. -- 1%
DEP Operating Partnership, L.P. -- 66%
Enterprise New Mexico Ventures, LLC	Delaware	Enterprise Field Services, LLC -- 100%
Enterprise NGL Pipelines, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Enterprise NGL Private Lines & Storage, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Enterprise Offshore Development, LLC	Delaware	Moray Pipeline Company, L.L.C. -- 100%
Enterprise Offshore Port System, LLC	Texas	Enterprise Products Operating LLC -- 100%
Enterprise Pathfinder, LLC	Delaware	Enterprise GTM Holdings L.P. -- 100%
Enterprise Products GTM, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Enterprise Products OLPGP, Inc. (2)	Delaware	Enterprise Products Partners L.P. -- 100%
Enterprise Products Operating LLC	Texas	Enterprise Products Partners L.P. -- 99.999%
Enterprise Products OLPGP, Inc. -- 0.001%
Enterprise Products Texas Operating LLC	Texas	Enterprise Products Operating LLC -- 99%
Enterprise Products OLPGP, Inc.-- 1%
Enterprise Propane Terminals and Storage, LLC	Delaware	Enterprise Terminals & Storage, LLC -- 100%
Enterprise South Texas Gathering, L.P.	Delaware	Enterprise Products Operating LLC -- 99%
Enterprise Products OLPGP, Inc. -- 1%
Enterprise Terminalling LLC	Texas	Enterprise Products Operating LLC -- 99%
Enterprise Gas Liquids LLC -- 1%
Enterprise Terminals & Storage, LLC	Delaware	Mapletree, LLC -- 100%
Enterprise Texas Pipeline LLC	Texas	Enterprise GTM Holdings L.P. -- 49%
Enterprise Holding III, LLC -- 51%
Enterprise White River Hub, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Evangeline Gas Corp. (2)	Delaware	Evangeline Gulf Coast Gas, LLC -- 45.05%
Third Parties -- 54.95%

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Evangeline Gas Pipeline Company, L.P.	Texas	Evangeline Gulf Coast Gas, LLC -- 45%
Evangeline Gas Corp. -- 10%
Third Party -- 45%
Evangeline Gulf Coast Gas, LLC	Delaware	Acadian Gas, LLC -- 100%
First Reserve Gas, L.L.C.	Delaware	Crystal Holding, L.L.C. -- 100%
Flextrend Development Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. -- 100%
Great Divide Gathering, LLC	Delaware	Enterprise Gas Processing, LLC -- 100%
Groves RGP Pipeline LLC	Texas	Enterprise Products Operating LLC -- 99%
Enterprise Products Texas Operating LLC -- 1%
Hattiesburg Gas Storage Company (1)	Delaware	First Reserve Gas, L.L.C. -- 50%
Hattiesburg Industrial Gas Sales, L.L.C. -- 50%
Hattiesburg Industrial Gas Sales, L.L.C.	Delaware	First Reserve Gas, L.L.C. -- 100%
High Island Offshore System, L.L.C.	Delaware	Enterprise GTM Holdings L.P. -- 100%
HSC Pipeline Partnership, LLC	Texas	Enterprise Products Operating LLC -- 99%
Enterprise Products OLPGP, Inc.-- 1%
Independence Hub, LLC	Delaware	Enterprise Field Services, LLC -- 80%
Third Party -- 20%
Jonah Gas Gathering Company (1)	Wyoming	TEPPCO Midstream Companies, LLC -- 80.64%
Enterprise Gas Processing LLC -- 19.36%
Jonah Gas Marketing, LLC	Delaware	Jonah Gas Gathering Company -- 100%
K/D/S Promix, L.L.C.	Delaware	Enterprise Fractionation, LLC -- 50%
Third Party -- 50%
La Porte Pipeline Company, L.P.	Texas	Enterprise Products Operating LLC -- 49.5%
La Porte Pipeline GP, L.L.C. -- 1.0%
Third Party -- 49.5%
La Porte Pipeline GP, L.L.C.	Delaware	Enterprise Products Operating LLC -- 50%
Third Party -- 50%
Manta Ray Gathering Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. -- 100%
Manta Ray Offshore Gathering Company, L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. -- 100%
Mapletree, LLC	Delaware	Enterprise Products Operating LLC -- 100%
MCN Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC -- 100%
MCN Pelican Interstate Gas, LLC	Delaware	Acadian Gas, LLC -- 100%
Mid-America Pipeline Company, LLC	Delaware	Mapletree, LLC -- 100%
Mont Belvieu Caverns, LLC	Delaware	Enterprise Products Operating LLC. -- 33.365%
Enterprise Products OLPGP, Inc. -- 0.0635%
DEP Operating Partnership, L.P. -- 66%
Moray Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating LLC -- 100%
Nautilus Pipeline Company L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. -- 100%
Neches Pipeline System (1)	Delaware	TXO-Acadian Gas Pipeline, LLC -- 50%
MCN Acadian Gas Pipeline, LLC -- 50%
Nemo Gathering Company, LLC	Delaware	Moray Pipeline Company, L.L.C. -- 33.92%
Third Party -- 66.08%
Neptune Pipeline Company, L.L.C.	Delaware	Sailfish Pipeline Company, L.L.C. -- 25.67%
Third Parties -- 74.33%
Norco-Taft Pipeline, LLC	Delaware	Enterprise NGL Private Lines & Storage, LLC -- 100%
Olefins Terminal Corporation(2)	Delaware	E-Cypress, LLC -- 100%
Petal Gas Storage, L.L.C.	Delaware	Crystal Holding, L.L.C. -- 100%
Pontchartrain Natural Gas System (1)	Texas	TXO-Acadian Gas Pipeline, LLC -- 50%
MCN Acadian Gas Pipeline, LLC -- 50%
Port Neches GP LLC	Texas	Enterprise Products Operating LLC -- 100%
Port Neches Pipeline LLC	Texas	Enterprise Products Operating LLC -- 99%
Port Neches GP LLC - 1%
Poseidon Oil Pipeline Company, L.L.C.	Delaware	Poseidon Pipeline Company, L.L.C. -- 36%
Third Parties - 64%

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Poseidon Pipeline Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. -- 100%
Propylene Pipeline Partnership, L.P.	Texas	Enterprise Products Operating LLC -- 99%
Enterprise Products OLPGP, Inc. -- 1%
Sabine Propylene Pipeline L.P.	Texas	Enterprise Products Operating LLC -- 33%
Propylene Pipeline Partnership, L.P. -- 1%
DEP Operating Partnership, L.P. -- 66%
Sailfish Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating LLC -- 100%
SB Asset Holdings, LLC	Delaware	Enterprise Products Operating LLC -- 100%
Seminole Pipeline Company (2)	Delaware	E-Oaktree, LLC -- 80%
E-Cypress, LLC -- 10%
Third Party -- 10%
Sorrento Pipeline Company, LLC	Texas	Enterprise Products Operating LLC -- 100%
South Texas NGL Pipelines, LLC	Delaware	Enterprise Products Operating LLC -- 34%
DEP Operating Partnership, L.P. -- 66%
TECO Gas Gathering LLC	Delaware	Enterprise Products Operating LLC -- 100%
TECO Gas Processing LLC	Delaware	Enterprise Products Operating LLC -- 100%
Tejas-Magnolia Energy, LLC	Delaware	Pontchartrain Natural Gas System -- 96.6%
MCN Pelican Interstate Gas, LLC -- 3.4%
Tri-States NGL Pipeline, L.L.C.	Delaware	Enterprise Products Operating LLC -- 50%
Enterprise NGL Pipelines, LLC -- 33.33%
Third Party -- 16.67%
TXO-Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC -- 100%
Venice Energy Services Company, L.L.C.	Delaware	Enterprise Gas Processing, LLC -- 13.1%
Third Parties -- 86.9%
White River Hub, LLC	Delaware	Enterprise White River Hub, LLC -- 50%
Third Party -- 50%
Wilprise Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating LLC - 74.7%
Third Party - 25.3%
Entities designated as LLC or L.L.C. in their name are limited liability companies
Entities designated as LP or L.P. in their name are limited partnerships
(1) General Partnership
(2) Corporation

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